[logo: Lincoln Life](TM)  Part I Application for        Lincoln Life &
                          Lincoln Life Insurance          Annuity Company of New York
                          Corporate Specialty Markets   Administrator Mailing Address:
                                                        350 Church St., Hartford, CT 06103-1106

Section 1 Employer Information
-----------------------------------------------------------------------------------------------------------------------
Company  Name                                                    Taxpayer Identification Number

-----------------------------------------------------------------------------------------------------------------------
Address

-----------------------------------------------------------------------------------------------------------------------
   Plan Administration Contact (Send all correspondence to named contact)
----------------------------------------------------------- -----------------------------------------------------------
Name                                                        Telephone Number
                                                            (    )
-----------------------------------------------------------------------------------------------------------------------
Address

-----------------------------------------------------------------------------------------------------------------------
   Owner Designation (Select One)
-----------------------------------------------------------------------------------------------------------------------
[ ] Company     [ ] Insured      [ ] Trust  (Name of Trust, Trustee and Date of Trust)    [ ] Other

-----------------------------------------------------------------------------------------------------------------------
Owner Name

-----------------------------------------------------------------------------------------------------------------------
Address

-----------------------------------------------------------------------------------------------------------------------
   Beneficiary Designation (Select One)
-----------------------------------------------------------------------------------------------------------------------
[ ] Corporation

-----------------------------------------------------------------------------------------------------------------------
[ ] Individual (Name and Relationship)

     Primary  ________________________________________________________________________________

     Contingent_______________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------
[ ] Trust
     Name of Trust____________________________________________________________________________

     Trustee Name  _____________________________________  Date of Trust ______________________

-----------------------------------------------------------------------------------------------------------------------
[ ] Split Dollar (enclose a copy of split dollar agreement)

-----------------------------------------------------------------------------------------------------------------------
[ ] Other

-----------------------------------------------------------------------------------------------------------------------
   Policy Information
-----------------------------------------------------------------------------------------------------------------------
State of Delivery

--------------------------------------------------- ------------------------------ ------------------------------------
Basic Plan                                            Death Benefit Option         Term Rider Percentage
     [ ] Corporate Universal Life                                                  _________________%
     [ ] Corporate Variable Universal Life            [ ] 1   [ ] 2   [ ] 3
--------------------------------------------------- ------------------------------ ------------------------------------
                                                    Planned Premium Funding Schedule
                                                    [ ] Years                            [ ] Age
     [ ] Cash Value Accumulation Test                   Number of Years ____________         Pay to Age ____________

--------------------------------------------------- -------------------------------------------------------------------
Plan Effective Date                                 Billing Frequency
                                                    [ ] Annual    [ ] Semi-Annual   [ ] Quarterly
                                                    [ ] Monthly   [ ] Single Premium
-----------------------------------------------------------------------------------------------------------------------
Coverage Information: (Select one)
         Specified Amount  $ _______________        [ ] See attached Census

-----------------------------------------------------------------------------------------------------------------------
Amount of life insurance presently in force or applied for:
(Lincoln Life)    $______________________          (Other Companies Total) $__________________

-----------------------------------------------------------------------------------------------------------------------
Will life insurance or annuity in any company be replaced or changed if insurance applied for is issued?
     [ ]  Yes           [ ]  No
-----------------------------------------------------------------------------------------------------------------------


B10392 NY

Section 2
--------------------------------------------------------------- -------------------------------------------------------
Employee Name                            Social Security Number               Sex
                                               -          -                   [ ] M        [ ] F
-----------------------------------------------------------------------------------------------------------------------
Address                                                                       Date of Birth (Mo-Day-Yr)
                                                                                ____/____/_____
-----------------------------------------------------------------------------------------------------------------------
Occupation Title                                                              Hire Date (Mo-Day-Yr)
                                                                               ____/____/_____
-----------------------------------------------------------------------------------------------------------------------
1. Have you been actively at work daily on a full-time basis (35 hours/week)    Yes        No
   performing all duties of your regular occupation, at customary place of employment for the past 3 months? (Disregard vacation days, normal non-working days and absences that total less than 4 consecutive days.)

   If you answer NO to question 1, Complete Part II Application                 [ ]        [ ]
-----------------------------------------------------------------------------------------------------------------------
2. Have you used any tobacco products in the past 12 months?
   If yes, how much and date last used:
   [ ] Cigarettes ______ [ ] Cigars ______
   [ ] Pipe ______       [ ] Smokeless tobacco  ________                        [ ]        [ ]
-----------------------------------------------------------------------------------------------------------------------
Section  3 (Must be completed by Owner)
-----------------------------------------------------------------------------------------------------------------------
Owner Taxpayer Identification Number
------------------------------------------------------------ ----------------------------------------------------------
   [ ]  Individual Taxpayer Identification Number       [ ] Partnership      [ ] Corporation
                                                        [ ] Trustee          [ ] Other

   [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]                        [ ][ ]-[ ][ ][ ][ ][ ][ ][ ]
-----------------------------------------------------------------------------------------------------------------------
Certification --- Under penalties of perjury, I certify that:

(1) The number shown above is my correct Taxpayer Identification Number (or am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
     Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS notified me that I am no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an Individual Retirement Arrangement
     (IRA), and payments other than interest and dividends).

CERTIFICATION INSTRUCTIONS. --- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
-----------------------------------------------------------------------------------------------------------------------
Any person who, knowingly presents a false or fraudulent claim for payments of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

The answers above are true and complete to the best of my knowledge and belief.
I agree that coverage can take effect only if the proposed insured is alive, and all answers material to the risk are still true and complete when the policy is delivered and the entire first premium is paid for. I agree that no agent may alter the terms of the application or the policy. No agent may waive any of Lincoln Life's rights or requirements.

If this is a request to exercise an option in an existing policy, the request will become effective in accordance with the terms of that option. If this is a request for change, any and all values may be used to pay for the change and to repay any loan indebtedness. The changed policy will be subject to any loan indebtedness not repaid. Any assignment in effect at the time of this request will apply to any new insurance issued.

Signature of (Proposed) Insured _________________________________________        Date ______________

Signature of Owner ______________________________________________________        Date ______________

Signature of Agent ______________________________________________________        Date ______________

Signed at (City and State) ______________________________________________
-----------------------------------------------------------------------------------------------------------------------
List Individuals authorized to sign for the Corporation

Print Name __________________________________    Print Name __________________________________

Title _______________________________________    Title _______________________________________

Signature ___________________________________    Signature ___________________________________


Print Name __________________________________    Print Name __________________________________

Title _______________________________________    Title _______________________________________

Signature ___________________________________    Signature ___________________________________

-----------------------------------------------------------------------------------------------------------------------


B10392 NY

[logo: Lincoln Life](TM)  Part II Application for       Lincoln Life &
                          Lincoln Life Insurance          Annuity Company of New York
                          Corporate Specialty Markets   Administrator Mailing Address:
                                                        350 Church St., Hartford, CT 06103-1106

Section 1: Insured Information
-----------------------------------------------------------------------------------------------------------------------
Proposed Insured (First, Middle Initial, Last)               Place of Birth

-----------------------------------------------------------------------------------------------------------------------
Date of Birth (Mo-Day-Yr)         Social Security Number     Sex (Circle)  Current

          /     /                          - -                 M    F      Height ______ft ______in    Weight ______lb.
-----------------------------------------------------------------------------------------------------------------------
Residence Address (No., Street) PO Box City, State, ZIP

-----------------------------------------------------------------------------------------------------------------------
Name of Beneficiary and Relationship: (Complete only if Owner is other than Employer)

Primary
-----------------------------------------------------------------------------------------------------------------------

Secondary
-----------------------------------------------------------------------------------------------------------------------
If you answer NO to question 1, or YES to questions 3-7, explain in the space provided.        Yes     No

1. Have you been actively at work daily on a full-time basis (35 hours/week)
   performing all duties of your regular occupation, at customary place of employment for the past 3 months? (Disregard vacation days, normal non-working days and absences
   that total less than 4 consecutive days.)                                                   [ ]    [ ]
-----------------------------------------------------------------------------------------------------------------------
2. Have you used any tobacco products in the past 12 months?
   If yes, how much and date last used:
   [ ] Cigarettes ___________________   [ ] Cigars ___________________________                 [ ]    [ ]
   [ ] Pipe _________________________   [ ] Smokeless tobacco  _______________
-----------------------------------------------------------------------------------------------------------------------
Section 2: Medical & Related Information
-----------------------------------------------------------------------------------------------------------------------

3. Have you within the past 2 years: If "Yes", complete the Aviation and/or                    Yes     No
   Avocation questionnaire.

   a. Flown or plan to fly as a pilot, student pilot or crew member                            [ ]    [ ]
      or intend to do so?

   b. Engaged in scuba diving, vehicle racing, parachute jumping or any form                   [ ]    [ ]
      of motorcycling, or any other hazardous sport or hobby?
-----------------------------------------------------------------------------------------------------------------------
4. Within the last five years have you ever used:

   a. Hallucinogenic or narcotic drugs not prescribed by a doctor?                             [ ]    [ ]

   b. Alcoholic beverages? If yes, give amount and frequency.                                  [ ]    [ ]

   c. Had or been advised to have medical treatment or counseling from a                       [ ]    [ ]
      commonly recognized practitioner or organization for alcohol or drug use?
-----------------------------------------------------------------------------------------------------------------------
5. Have you, within the last 10 years:

   a. Been diagnosed or treated for Acquired Immune Deficiency Syndrome (AIDS),                [ ]    [ ]
      or AIDS-Related Complex (ARC)?

   b. Been diagnosed or treated for immune deficiency (other than AIDS), anemia                [ ]    [ ]
      or other blood disorder (other than for HIV)?

   c. Had recurrent fever, fatigue or unexplained weight loss?                                 [ ]    [ ]
-----------------------------------------------------------------------------------------------------------------------
6. Other than the above, have you ever been diagnosed or treated for:

   a. Chest pain, high blood pressure, stroke, or disease of the heart, blood                  [ ]    [ ]
      vessels, or lungs;

   b. Diabetes, mental or emotional disorder; disease of the brain or nervous                  [ ]    [ ]
      system, convulsions;

   c. Cancer; tumor; disease of the stomach, intestines, liver or kidneys?                     [ ]    [ ]
-----------------------------------------------------------------------------------------------------------------------
7. Have you in the last five years, had a checkup, consultation, illness, injury, or diagnostic test or been advised to have any diagnostic test, hospitalization
   or surgery by any licensed physician, practitioner or health facility?                      [ ]    [ ]
-----------------------------------------------------------------------------------------------------------------------
Explanations
-----------------------------------------------------------------------------------------------------------------------
Number, nature and severity of condition, frequency of attacks, treatments received, medication, dates, name, address & phone number of medical attendants and hospitals
------------|----------------------------------------------------------------------------------------------------------
    Ques.   |                                            Details
------------|----------------------------------------------------------------------------------------------------------
            |
------------|----------------------------------------------------------------------------------------------------------
            |
------------|----------------------------------------------------------------------------------------------------------
            |
------------|----------------------------------------------------------------------------------------------------------
            |
------------|----------------------------------------------------------------------------------------------------------
            |
------------|----------------------------------------------------------------------------------------------------------


B10393NY

--------------------------------------------------------------------------------
Name & Address of physician last seen

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Date last seen

--------------------------------------------------------------------------------
Name & Address of primary care physician

--------------------------------------------------------------------------------
Date and reason last consulted

--------------------------------------------------------------------------------
The signatures below represent the following:

Any person who, knowingly presents a false or fraudulent claim for payments of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

The answers above are true and complete to the best of my knowledge and belief.

I agree that coverage can take effect only if the proposed insured is alive, and all answers in this application material to the risk are still true and complete when the policy is delivered and the entire first premium is paid.

I agree to advise the Company or producer in writing of any known or suspected changes in the health of the proposed insured, or of any changes to any answers on this application, prior to delivery of this policy.

                      AUTHORIZATION TO RELEASE INFORMATION

TO: any licensed physician, medical practitioner, hospital, clinic or medically related facility, insurance company, consumer reporting agency, MIB, Inc. and the insurance producer through whom application is being made.

On behalf of myself, I authorize you to release to Lincoln Life, or its representatives, for purposes of determining eligibility for life or health insurance coverage or claims for benefits:

       any information or records concerning the mental and physical history, condition and treatment, general character, habits, reputation, mode of living, occupation, income, financial status, aviation activities and hazardous hobbies of any person to be insured. This authorization is valid until 2 years after the effective date of any contract issued in connection with this authorization.

I authorize Lincoln Life to obtain an investigative consumer report. These reports usually include an interview with the person to be insured. However I understand that I am entitled to be interviewed by any consumer reporting agency which may be asked to prepare such a report as long as I can reasonably be contacted during normal business hours.

I have received Lincoln Life's Underwriting Notice, which includes the MIB, Inc., and Fair Credit Reporting Act Notices. I understand that information pertaining to me will not be disclosed without my authorization except as described under "Disclosure of Information to Others" in the accompanying Underwriting Notice, or as otherwise permitted or required by law.

I understand that the information released under this authorization will be used for purposes of determining eligibility for life or claims for benefits, and I authorize Lincoln Life to redisclose the information for those purposes to MIB, Inc., to any reinsurer, and to other life insurance companies with whom I have or may apply for coverage or to whom a claim for benefits may be submitted.

A photocopy of this authorization shall be as valid as the original. I understand that upon request I may receive a copy of this authorization.

Signed at (City & State) _________________________ on (Date) __________________

Signature:_______________________________________________

--------------------------------------------------------------------------------


B10393NY

[LOGO; LINCOLN LIFE](TM)


                   Lincoln Life & Annuity Company of New York
     Administrator Mailing Address: 350 Church St., Hartford, CT 06103-1106
                          Supplement to Application for
                             Variable Life Insurance

Supplement to Application - INDIVIDUAL OWNER

1. Proposed Insured ____________________________________________________________
                          First                 Middle              Last

2. Premium Payment Allocation (Indicate Whole Percentages. Percentages must equal 100%.)

[American Century Variable Products Group, Inc.               Lincoln National Funds
______%   VP Income and Growth Fund                           _____%   Bond Fund, Inc.
______%   VP International Fund                               _____%   Capital Appreciation Fund, Inc.
American Variable Insurance Series                            _____%   Equity-Income Fund, Inc.
______%   Global Growth Fund - Class 2                        _____%   Money Market Fund, Inc.
______%   Growth Fund - Class 2                               _____%   Social  Awareness Fund, Inc.
Baron Capital Funds Trust                                     _____%   Fixed  Account
 _____%   Asset Fund                                          MFS Variable Insurance Trust
BT Insurance Funds Trust                                      _____%   Research Series
 _____%   EAFE Equity Index Fund                              _____%   Total Return Series
 _____%   Equity 500 Index Fund                               _____%   Utilities Series
 _____%   Small Cap Index Fund                                _____%   Value Series
Delaware Group Premium Fund, Inc.                             Neuberger & Berman Advisers Management Trust
 _____%   Delchester Series                                   _____%   Mid-Cap Growth Portfolio
 _____%   Devon Series                                        _____%   Partners Portfolio
 _____%   International Series                                OCC Accumulation Trust
 _____%   REIT Series                                         _____%   Managed Portfolio
 _____%   Small Cap Value Series                              OppenheimerFunds
Fidelity Variable Insurance Products Fund                     _____%   Growth and Income Fund
 _____%   VIP Growth Portfolio - Service Class                Templeton Variable Products Series Fund
 _____%   VIP II Asset Manager Portfolio - Service Class      _____%   Asset Allocation Fund - Class 2
 _____%   VIP II Contrafund Portfolio - Service Class         _____%   International Fund - Class 2
Janus Aspen Series                                            _____%   Stock Fund - Class 2]
 _____%   Aggressive Growth Portfolio
 _____%   Balanced Portfolio
 _____%   Worldwide Growth Portfolio

                        Owner's Suitability

The rules of the National Association of Securities Dealers, Inc. require that the Sales Representative have reasonable grounds to believe that the sale is suitable for the Owner, based on information provided by the Owner as shown on this form and on information known by the Sales Representative.

3. Owner's Taxpayer Identification Number:
                               |_| Individual      |_||_||_|-|_||_|-|_||_||_||_|
4. Age:                  ________________________________
5. Citizenship:          ________________________________
6. Marital Status:       ________________________________
7. Number of Dependents: ________________________________
8. Occupation:           ________________________________
9. Employers' Name(s) & Address: ______________________________________________
   ____________________________________________________________________________


B10394NY

10. Investment Objectives (check all applicable objectives)
    |_| Capital Preservation
    |_| Tax Advantage/Deferral
    |_| Current Income
    |_| Growth and Income
    |_| Growth
    |_| Aggressive Growth
    |_| Other (please specify) ___________________________

11. Insurance Objectives (check all applicable objectives)
    |_| Estate Creation
    |_| Estate Conservation
    |_| Other (please specify) ___________________________

12. Investment Knowledge:  |_| Limited    |_| Good   |_| Extensive

13. Risk Tolerance:    |_| None    |_| Low    |_| Medium    |_| High

14. Is the coverage in accord with the Owner's insurance objectives and anticipated financial needs? |_| Yes |_| No

15. Total Income of Owner's Immediate Family
    |_|  $250,000+
    |_|  $100,000 - $249,999
    |_|  $50,000 - $99,999
    |_|  $25,000 - $49,999
    |_|  Under $25,000

16. Estimated Net Worth of Owner's Immediate Family
    |_|  $1,000,000+
    |_|  $500,000 - $1,000,000
    |_|  $250,000 - $500,000
    |_|  $100,000 - $250,000
    |_|  Under $100,000

17. Federal Tax Bracket: |_| 15%   |_| 28%   |_| Other (please specify)________

18. Is the Owner associated with a National Association of Securities Dealers,
    Inc. firm?     |_| Yes           |_| No

19. If jointly, or business, owned, please provide the name(s) and signature(s) of the person(s) authorized to exercise ownership rights:__________________
    ___________________________________________________________________________

I understand that:
   THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS.

   VALUES NOT IN THE FIXED ACCOUNT MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT.

   THE AMOUNT OF THE MATURITY BENEFIT IS NOT GUARANTEED BUT IS DEPENDENT UPON THE THEN SURRENDER VALUE.

   ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, ACCOUNT VALUES, AND SURRENDER VALUES ARE AVAILABLE UPON REQUEST.



B10394NY

I hereby acknowledge receipt of the Prospectus dated __________________________ for all applicable prospectus(es) pertaining to the Separate Account and all of the variable options.

           Signed at _________________________on _________________________
                         (City, State)                    (Mo/Day/Yr)

By ________________________________    By _____________________________________
   Signature of Owner                     Signature of Owner

Based on information obtained from the Owner, I believe the investment is suitable for the Owner's objectives.

    ______________________________________ on ________________
    Signature of Registered Representative       (Mo/Day/Yr)


B10394NY

[LOGO: LINCOLN LIFE](TM)


                   Lincoln Life & Annuity Company of New York
     Administrator Mailing Address: 350 Church St., Hartford, CT 06103-1106
                          Supplement to Application for
                             Variable Life Insurance

Supplement to Application - BUSINESS OWNER

1. See attached census for listing of proposed Insureds.

2. Premium Payment Allocation (Indicate Whole Percentages. Percentages must equal 100%.)


[American Century Variable Products Group, Inc.               Lincoln National Funds
______%   VP Income and Growth Fund                           _____%   Bond Fund, Inc.
______%   VP International Fund                               _____%   Capital Appreciation Fund, Inc.
American Variable Insurance Series                            _____%   Equity-Income Fund, Inc.
______%   Global Growth Fund - Class 2                        _____%   Money Market Fund, Inc.
______%   Growth Fund - Class 2                               _____%   Social  Awareness Fund, Inc.
Baron Capital Funds Trust                                     _____%   Fixed  Account
 _____%   Asset Fund                                          MFS Variable Insurance Trust
BT Insurance Funds Trust                                      _____%   Research Series
 _____%   EAFE Equity Index Fund                              _____%   Total Return Series
 _____%   Equity 500 Index Fund                               _____%   Utilities Series
 _____%   Small Cap Index Fund                                _____%   Value Series
Delaware Group Premium Fund, Inc.                             Neuberger & Berman Advisers Management Trust
 _____%   Delchester Series                                   _____%   Mid-Cap Growth Portfolio
 _____%   Devon Series                                        _____%   Partners Portfolio
 _____%   International Series                                OCC Accumulation Trust
 _____%   REIT Series                                         _____%   Managed Portfolio
 _____%   Small Cap Value Series                              OppenheimerFunds
Fidelity Variable Insurance Products Fund                     _____%   Growth and Income Fund
 _____%   VIP Growth Portfolio - Service Class                Templeton Variable Products Series Fund
 _____%   VIP II Asset Manager Portfolio - Service Class      _____%   Asset Allocation Fund - Class 2
 _____%   VIP II Contrafund Portfolio - Service Class         _____%   International Fund - Class 2
Janus Aspen Series                                            _____%   Stock Fund - Class 2]
 _____%   Aggressive Growth Portfolio
 _____%   Balanced Portfolio
 _____%   Worldwide Growth Portfolio


                               Owner's Suitability

The rules of the National Association of Securities Dealers, Inc. require that the Sales Representative have reasonable grounds to believe that the sale is suitable for the Owner, based on information provided by the Owner as shown on this form and on information known by the Sales Representative.

3. Owner's Taxpayer Identification Number: |_||_|-|_||_||_||_||_||_||_|

Type of Entity:
   |_| Corporation          |_| S-Corporation        |_| Non-Profit Organization
   |_| General Partnership  |_| Limited Partnership  |_| Sole Proprietorship
   |_| Other

4. Type of Business:___________________________________________________________

5. Approximate annual income     |_| Under $1,000,000
   (All Sources)                 |_| $1,000,001 to $10,000,000
                                 |_| $10,000,001 to $50,000,000
                                 |_| Over $50,000,000

6. Total Assets:                 |_| Under $1,000,000
                                 |_| $1,000,001 to $10,000,000
                                 |_| $10,000,001 to $50,000,000
                                 |_| Over $50,000,000


B10395 NY

7.  Investment Objectives (check all applicable objectives)
    |_| Capital Preservation
    |_| Tax Advantage/Deferral
    |_| Current Income
    |_| Growth and Income
    |_| Growth
    |_| Aggressive Growth
    |_| Other (please specify)

8.  Please provide a brief description of your insurance objective in obtaining this coverage:____________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

9.  Is the Owner associated with a National Association of Securities Dealers,
    Inc. firm?         |_| Yes         |_| No

10. Have the proper corporate resolutions been adopted authorizing the acquisition of this coverage and exercise of rights thereunder:
    |_| Yes          |_| No
    Lincoln Life reserves the right to require you to provide a copy of such resolutions.

11. Please identify and provide the name(s) and signatures(s) of the officer(s), partner(s), or individual(s) authorized to exercise ownership rights:
    ____________________________________________________________________________
    Print Name                                Title               Signature

    ____________________________________________________________________________
    Print Name                                Title               Signature

    ____________________________________________________________________________
    Print Name                                Title               Signature


I understand that:
    THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS.

    VALUES NOT IN THE FIXED ACCOUNT MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT.

    THE AMOUNT OF THE MATURITY BENEFIT IS NOT GUARANTEED BUT IS DEPENDENT UPON THE THEN SURRENDER VALUE.

    ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS,
    ACCOUNT VALUES, AND SURRENDER VALUES ARE AVAILABLE UPON
    REQUEST.


I hereby acknowledge receipt of the Prospectus dated for all applicable prospectus(es) pertaining to the Separate Account and all of the variable options.

                  Signed at___________________________on__________________
                                 (City, State)              (Mo/Day/Yr)

By _____________________________________    By ______________________________
   Signature of Owner                          Signature of Owner

Based on information obtained from the Owner, I believe the investment is suitable for the Owner's objectives.

       ______________________________________ on ______________________________
       Signature of Registered Representative             (Mo/Day/Yr)


B10395 NY